UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 23, 2016

Cole Office & Industrial REIT (CCIT III), Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-209128 (1933 Act)	47-0983661
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☒

Explanatory Note

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Cole Office & Industrial REIT (CCIT III), Inc. (which may be referred to as the “Company,” “we,” “our,” and “us”) hereby amends the Current Report on Form 8-K filed on September 27, 2016, as previously amended by the Current Report on Form 8-K/A filed on December 9, 2016, to provide the financial information required by Item 9.01 relating to our acquisition of an office building totaling approximately 221,000 square feet located in Milford, Ohio (the “Property”). The Company purchased the Property on September 23, 2016 for $32.75 million. The Property was constructed in 1991 and is 100% leased to Siemens Corporation under a lease that expires on April 30, 2026.
An unaudited pro forma balance sheet as of March 31, 2017 and an unaudited pro forma income statement for the three months ended March 31, 2017 are not presented because the acquisition of the Property was reflected in the Company’s condensed consolidated balance sheet as of March 31, 2017 and condensed consolidated statement of operations for the three months ended March 31, 2017 included in the Company’s Quarterly Report on Form 10-Q filed on May 12, 2017. The unaudited pro forma consolidated statement of operations for the year ended December 31, 2016 assumes that the acquisition of the Property occurred on January 1, 2015. The unaudited pro forma adjustments are based on available information and certain estimates and assumptions that the Company believes are reasonable and factually supportable. The unaudited pro forma consolidated statement of operations is not necessarily indicative of what actual results of operations would have been had the Company made this acquisition on January 1, 2015, nor does it purport to represent the results of operations for future periods.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of the Property Acquired	Page
None

(b) Pro Forma Financial Information

Pro Forma Condensed Consolidated Statement of Operations (Unaudited) for the Year Ended December 31, 2016	3

Notes to Pro Forma Condensed Consolidated Statement of Operations (Unaudited)	4

(c) Shell Company Transactions
None

(d) Exhibits
None

COLE OFFICE & INDUSTRIAL REIT (CCIT III), INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
For the Year Ended December 31, 2016

The following Pro Forma Condensed Consolidated Statement of Operations (Unaudited) is presented as if the Company had acquired the Property and broke escrow on January 1, 2015.
This Pro Forma Condensed Consolidated Statement of Operations (Unaudited) should be read in conjunction with the Company’s historical financial statements and notes thereto for the year ended December 31, 2016, as presented in its Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 28, 2017. This Pro Forma Condensed Consolidated Statement of Operations (Unaudited) is not necessarily indicative of what the Company’s actual results of operations would have been had it completed the acquisition of the Property on January 1, 2015, nor does it purport to represent its future operations. This Pro Forma Condensed Consolidated Statement of Operations (Unaudited) only includes the impact of the acquisition of the Property, which is considered to be a significant property acquisition pursuant to SEC Rule 3-14 of Regulation S-X, and general and administrative expenses.

	For the Year Ended December 31, 2016 As Reported	Acquisition Pro Forma Adjustments		Pro Forma for the Year Ended December 31, 2016
	(a)
Revenues:
Rental income	$734,528	$1,971,923	(b)	$2,706,451
Tenant reimbursement income	63,905	192,423	(c)	256,328
Total revenues	798,433	2,164,346		2,962,779

Expenses:
General and administrative	372,030	234,502	(d)	606,532
Property operating	2,962	8,817	(e)	11,779
Real estate tax	61,202	183,606	(f)	244,808
Advisory fees and expenses	74,289	171,336	(g)	245,625
Acquisition-related fees and expenses	764,622	(764,622)	(h)	—
Depreciation and amortization	418,000	878,430	(i)	1,296,430
Total operating expenses	1,693,105	712,069		2,405,174
Operating (loss) income	(894,672)	1,452,277		557,605

Other expense:
Interest expense and other, net	(497,607)	(1,234,495)	(j)	(1,732,102)
Net (loss) income	$(1,392,279)	$217,782		$(1,174,497)

Class A Common Stock
Net (loss) income	$(1,389,630)	217,368		(1,172,262)
Basic and diluted weighted average number of common shares outstanding	97,638	199,664	(k)	297,302
Basic and diluted net loss per common share	$(14.23)			(5.09)
Distributions declared per common share	$0.16	—		0.60

Class T Common Stock
Net (loss) income	$(2,649)	$414		$(2,235)
Basic and diluted weighted average number of common shares outstanding	186	—	(k)	186
Basic and diluted net loss per common share	$(14.27)			$(4.05)
Distributions declared per common share	$0.02	—		$0.60
See accompanying Notes to Pro Forma Condensed Consolidated Statement of Operations (Unaudited).
The Company was formed on May 22, 2014, but did not commence principal operations until September 22, 2016.

COLE OFFICE & INDUSTRIAL REIT (CCIT III), INC.
NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited) - (cont.)
December 31, 2016

Notes to Pro Forma Condensed Consolidated Statement of Operations (Unaudited) for the Year Ended December 31, 2016
a.    Reflects the Company’s historical results of operations for the year ended December 31, 2016.
b.    Represents the straight-line rental revenue in accordance with the lease agreement of the Property.
c.    Reflects the tenant reimbursement income based on actual operating results of the Property.
d.    Reflects the general and administrative expenses of the Company, primarily consisting of unused fees on the secured credit facility, audit fees, board of directors costs and advisor reimbursements based on actual operating results.
e.    Reflects the property operating expenses primarily consisting of reimbursable property-related insurance based on actual operating results of the Property.
f.    Reflects the real estate taxes based on actual real estate taxes for the Property.
g.    Represents the advisory fee paid to the Company’s advisor, which is calculated based on an annualized rate of 0.75% of the Company’s average invested assets. The advisory fee was calculated based on the purchase price of the Property.
h. Represents the elimination of the acquisition fee paid to the Company’s advisor, which is a nonrecurring transaction and is directly related to the acquisition of the Property.
i. Represents depreciation and amortization expenses for the Property. Depreciation and amortization expenses are based on the Company’s purchase price allocation. Real estate and related assets, other than land, are depreciated or amortized on a straight-line basis. The estimated useful lives of the Company’s real estate and related assets by class are generally as follows:

Buildings	40 years
Site improvements	15 years
Tenant improvements	Lesser of useful life or lease term
Intangible lease assets	Lease term
j.    Represents interest expense associated with borrowings on the secured credit facility and subordinate loan with an affiliate of the Company’s advisor, (the “Subordinate Promissory Note”). The Company financed $22.0 million of the original purchase price of the Property with proceeds from the credit facility and $10.3 million of the original purchase price of the Property with proceeds from the Subordinate Promissory Note at the pro forma acquisition date on January 1, 2015. The interest rate used in computing interest expense was based upon the contractual terms of the related debt, which includes historical variable interest rates.
k.     On September 22, 2016, the Company received a subscription from VEREIT Operating Partnership, L.P. and satisfied the conditions of its minimum offering to issue common stock. The adjustment to the weighted average common shares outstanding reflects the impact of receiving the subscription on January 1, 2015 in order to fund the acquisition of the Property.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 8, 2017	COLE OFFICE & INDUSTRIAL REIT (CCIT III), INC.
	By:	/s/ Nathan D. DeBacker
	Name:	Nathan D. DeBacker
	Title:	Chief Financial Officer and Treasurer
(Principal Financial Officer)

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